MERRILL LYNCH INVESTOR CHOICE ANNUITYSM (INVESTOR SERIES)

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

And

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A

Supplement dated May 7, 2024

to the

Prospectus dated May 1, 2014

CONFIRMATION OF PORTFOLIO SUBSTITUTION

I. As previously notified, on May 1, 2024 (the “Substitution Date”), in accordance with applicable law, shares of the Existing Fund listed below was substituted for shares of the Replacement Fund listed below.

Existing Fund (Share Class) Adviser	Replacement Fund (Share Class) Adviser/Sub-Adviser
BlackRock Capital Appreciation V.I. Fund (Class I) BlackRock Advisors, LLC	Transamerica JPMorgan Enhanced Index VP (Initial Class) Transamerica Asset Management, Inc./J.P. Morgan Investment Management Inc.

The Existing Fund previously served as an underlying fund portfolio for a variable investment option and is no longer available for investment. To the extent that the Replacement Fund was not currently available as an investment option under your contract, the Replacement Fund was added as an investment option on or before the Substitution Date.

The substitutions took place at no cost to you and will have no tax consequences to you.

You do not need to take any action.

As previously notified, on the Substitution Date, the Existing Fund was substituted for the Replacement Fund at relative net asset value, and any remaining policy value you had invested in an Existing Fund was transferred to the Replacement Fund. Your policy value did not change as a result of the substitutions. The terms of your policy were not altered in any way, and you will not pay any additional fees or charges as a result of the substitutions.

Beginning on the Substitution Date, the Existing Fund is no longer be available for investment, and we are automatically directing any contributions, automated transfer features such as a Rebalancing program or Dollar Cost Averaging program, or other transactions using an Existing Fund to the Replacement Fund.

For 30 days following the Substitution Date, you may transfer policy value out of the Replacement Fund, and such transfer or transfers will not incur a transfer fee and will not count against the number of free transfers you are permitted. From the date of this Supplement until 30 days after the Substitution Date, we will not exercise any reserved contractual rights to impose fees or restrictions on transfers involving an Existing Fund (before the Substitution Date) or the Replacement Fund (after the Substitution Date), other than with respect to market timing.

The Funds may not be available on all contracts. For the investment options currently available to you, please check your Prospectus or contact our Administrative Office referenced in your Prospectus.

II. Changes to the Prospectus and/or the Portfolio Companies Available Under the Policy

Effective as of the Substitution Date, the information in the Prospectus and/or the Appendix - Portfolio Companies Available Under the Policy, as applicable, is revised to reflect the removal of all references to and information regarding the Existing Funds and, as applicable, the addition of the following Replacement Fund information:

Investment Objective	Portfolio Company/Underlying Fund Portfolio and Adviser/Subadviser	Current Expenses	Platform Charges	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.	Transamerica JPMorgan Enhanced Index VP - Initial Class Sub-Adviser: J.P. Morgan Investment Management Inc.	0.62%	0.00%	27.66%	16.39%	11.94%

More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time. You can also request this information at no cost by calling our Administrative Office at (800)525-6205.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.